Exhibit 99.2

SUPPLEMENTAL INFORMATION       ||      PERIOD ENDED MARCH 31, 2019

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of March 31, 2019, the Company’s portfolio consisted of interests in 225 properties totaling approximately 35.6 million square feet of gross leasable area, including 198 wholly owned properties totaling approximately 30.8 million square feet of GLA across 46 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 27 joint venture properties totaling approximately 4.8 million square feet of GLA across 13 states (the “JV Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and JV Properties.  In doing so, the Company expects to meaningfully grow net operating income and diversify its tenant base while transforming its portfolio from one with a single-tenant orientation to one comprised predominately of first-class, multi-tenant shopping centers and larger-scale, mixed-use properties.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Maximize value of vast land holdings through retail and mixed-use densification;
•	Leverage existing and future joint venture relationships with leading landlords and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of (i) 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Acquired Properties”), and (ii) Sears Holdings’ 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (the “Acquired JV Properties”).  Concurrent with the acquisition, the Company leased back to Sears Holdings space at 224 of the Acquired Properties under a master lease agreement (the “Original Master Lease”) and space at all 31 Acquired JV Properties under multiple master lease agreements (the “Original JV Master Leases”).

The rights offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.  On July 7, 2015, the Company completed the transactions with Sears Holdings and commenced operations.  The Company did not have any operations prior to the completion of the rights offering and the transactions with Sears Holdings.

On October 15, 2018, Sears Holdings and certain of its affiliates filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On February 11, 2019, Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc.(“ESL”), completed the acquisition of an approximately 425-store retail footprint and other assets and component businesses of Sears Holdings on a going-concern basis (the “Holdco Acquisition”).  On February 28, 2019, the Company and certain affiliates of Holdco executed a master lease with respect to 51 Acquired Properties (the “Holdco Master Lease”).   The Holdco Master Lease became effective on March 12, 2019, when the Bankruptcy Court issued an order approving the rejection of the Original Master Lease.

As of March 31, 2019, the Company leased space at 51 Wholly Owned Properties to Holdco pursuant to the Holdco Master Lease and space at 19 JV Properties continued to be leased to Sears Holdings pursuant to the Original JV Master Leases.  Under the Holdco Master Lease and Original JV Master Leases, the Company has the right to recapture certain space at each property occupied by Holdco and Sears Holdings, respectively, for retenanting or redevelopment purposes.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED MARCH 31, 2019

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction	Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

March 31, 2019

(In thousands, except per share, PSF and ratio amounts)

Three Months Ended March 31,
Financial Results	2019	2018
Net (loss) income attributable to Seritage common shareholders (page 3)	$(8,192)	$9,100
Total NOI (page 5)	24,278	36,879
FFO (page 7)	(5,178)	11,048
Company FFO (page 7)	(5,060)	12,429
Net (loss) income per diluted share attributable to Seritage common shareholders (page 3)	$(0.23)	$0.26
FFO per diluted share (page 7)	(0.09)	0.20
Company FFO per diluted share (page 7)	(0.09)	0.22
Wtd. avg. diluted shares - EPS	35,671	35,501
Wtd. avg diluted shares - FFO/share	55,790	55,719
Stock trading price range	$32.98 to $46.48	$34.60 to $42.77

As of	As of
Financial Ratios (page 4)	March 31, 2019	December 31, 2018
Total debt to total market capitalization	38.6%	46.1%
Net debt to Company EBITDA	12.3	x	10.3	x
Company EBITDA to cash interest expense	1.1	x	1.3	x

As of	As of
Property Data (page 10)	March 31, 2019	December 31, 2018
Number of properties	225	232
Gross leasable area (total / at share)	35,628 / 33,210	36,299 / 33,951
Percentage leased (total / at share)	56.6% / 55.0%	67.0% / 66.3%

As of March 31, 2019
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears/Kmart	$31,746	16.7%	$3.89
In-place diversified, non-Sears leases	74,692	39.2%	13.58
Signed not yet opened ("SNO") in-place diversified, non-Sears leases	84,032	44.1%	18.18
Total	$190,470	100.0%	$10.42

As of March 31, 2018
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears/Kmart	$99,065	45.7%	$4.52
In-place diversified, non-Sears leases	52,634	24.3%	12.86
SNO in-place diversified, non-Sears leases	64,914	30.0%	18.73
Total	$216,613	100.0%	$7.35

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (unaudited)

March 31, 2019

(In thousands, except share and per share amounts)

	March 31, 2019	December 31, 2018
ASSETS
Investment in real estate
Land	$682,176	$696,792
Buildings and improvements	912,767	900,173
Accumulated depreciation	(147,679)	(137,947)
	1,447,264	1,459,018
Construction in progress	327,006	292,049
Net investment in real estate	1,774,270	1,751,067
Real estate held for sale	7,510	3,094
Investment in unconsolidated joint ventures	419,528	398,577
Cash and cash equivalents	442,625	532,857
Tenant and other receivables, net	41,740	36,926
Lease intangible assets, net	101,452	123,656
Prepaid expenses, deferred expenses and other assets, net	52,700	29,899
Total assets	$2,839,825	$2,876,076

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,598,171	$1,598,053
Accounts payable, accrued expenses and other liabilities	118,674	127,565
Total liabilities	1,716,845	1,725,618

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 35,689,708 and 35,667,521 shares issued and outstanding as of March 31, 2019 and December 31, 2018, respectively	357	357
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,322,365 shares issued and outstanding as of March 31, 2019 and December 31, 2018	13	13
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2019 and December 31, 2018; liquidation preference of $70,000	28	28
Additional paid-in capital	1,124,457	1,124,504
Accumulated deficit	(362,606)	(344,132)
Total shareholders' equity	762,249	780,770
Non-controlling interests	360,731	369,688
Total equity	1,122,980	1,150,458
Total liabilities and equity	$2,839,825	$2,876,076

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Statements of Operations (unaudited)

March 31, 2019

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018
REVENUE
Rental revenue	$43,578	$53,777
Management and other fee income	282	—
Total revenue	43,860	53,777
EXPENSES
Property operating	10,237	7,241
Real estate taxes	10,192	11,381
Depreciation and amortization	26,216	34,667
General and administrative	9,759	7,797
Provision for doubtful accounts	—	61
Total expenses	56,404	61,147
Gain on sale of real estate, net	21,261	41,831
Equity in income (loss) of unconsolidated joint ventures	1,222	(2,582)
Interest and other income	2,598	680
Interest expense	(23,454)	(16,419)
Change in fair value of interest rate cap	—	165
(Loss) income before income taxes	(10,917)	16,305
Provision for income taxes	23	(104)
Net (loss) income	(10,894)	16,201
Net income (loss) attributable to non-controlling interests	3,927	(5,873)
Net loss (income) attributable to Seritage	$(6,967)	$10,328
Preferred dividends	(1,225)	(1,228)
Net (loss) income attributable to Seritage common shareholders	$(8,192)	$9,100

Net (loss) income per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.23)	$0.26
Net (loss) income per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.23)	$0.26
Weighted average Class A and Class C common shares outstanding - Basic	35,671	35,414
Weighted average Class A and Class C common shares outstanding - Diluted	35,671	35,501

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

March 31, 2019

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	March 31, 2019		December 31, 2018
Class A common shares outstanding	35,690		35,668
OP units outstanding	20,119		20,119
Total shares & units outstanding	55,809		55,787
Share Price	$44.44		$32.33
Equity market capitalization	$2,480,152		$1,803,594

Total Market Capitalization
Equity market capitalization	$2,480,152		$1,803,594
Preferred equity	70,000		70,000
Total debt	1,600,000		1,600,000
Total market capitalization	$4,150,152		$3,473,594

Financial Ratios
Total debt to total market capitalization	38.6%		46.1%

Total debt	$1,600,000		$1,600,000
Cash and cash equivalents	(442,625)		(532,857)
Net Debt	$1,157,375		$1,067,143

Net debt to Company EBITDA (1)	12.3	x	10.3	x

Gross real estate investments	$2,165,572		$2,156,295
Investment in unconsolidated joint ventures	419,528		398,577
Total real estate investments	$2,585,100		$2,554,872

Net debt to total real estate investments	44.8%		41.8%

Interest expense (net of amounts capitalized) (1)	$97,055		$90,020
Amortization of deferred financing costs (1)	(8,721)		(10,323)
Cash interest expense (net of amounts capitalized) (1)	$88,334		$79,697

Company EBITDA to cash interest expense (net of amounts capitalized) (1)	1.1	x	1.3	x

(1)	For the twelve months ended March 31, 2019 and December 31, 2018, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

March 31, 2019

(In thousands)

	Three Months Ended March 31,
NOI and Total NOI	2019	2018
Net (loss) income	$(10,894)	$16,201
Termination fee income	—	(174)
Management and other fee income	(282)	—
Depreciation and amortization	26,216	34,667
General and administrative expenses	9,759	7,797
Equity in loss of unconsolidated joint ventures	(1,222)	2,582
Gain on sale of real estate	(21,261)	(41,831)
Interest and other income	(2,598)	(680)
Interest expense	23,454	16,419
Change in fair value of interest rate cap	—	(165)
Provision for income taxes	(23)	104
NOI	$23,149	$34,920
NOI of unconsolidated joint ventures	4,310	4,758
Straight-line rent adjustment (1)	(2,980)	(2,568)
Above/below market rental income/expense (1)	(201)	(231)
Total NOI	$24,278	$36,879

	As of March 31,
Annualized Total NOI	2019	2018
Total NOI (per above)	$24,278	$36,879
Period adjustments (2)	(2,689)	911
Adjusted Total NOI	21,589	37,790
Annualize	x 4	x 4
Adjusted Total NOI annualized	86,356	151,160
Plus: estimated annual Total NOI from SNO leases	79,830	63,600
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(1,657)	(4,958)
Annualized Total NOI	$164,529	$209,802

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

March 31, 2019

(In thousands)

	Three Months Ended March 31,
EBITDAre and Company EBITDA	2019	2018
Net (loss) income	$(10,894)	$16,201
Interest expense	23,454	16,419
Provision for income and other taxes	(23)	104
Depreciation and amortization	26,216	34,667
Depreciation and amortization (unconsolidated joint ventures)	2,627	3,793
Gain on sale of real estate	(21,261)	(41,831)
EBITDAre	$20,119	$29,353
Termination fee income	—	(174)
Change in fair value of interest rate cap	—	(165)
Company EBITDA	$20,119	$29,014

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

March 31, 2019

(In thousands, except per share amounts)

	Three Months Ended March 31,
FFO and Company FFO	2019	2018
Net (loss) income	$(10,894)	$16,201
Real estate depreciation and amortization (consolidated properties)	25,575	34,113
Real estate depreciation and amortization (unconsolidated joint ventures)	2,627	3,793
Gain on sale of real estate	(21,261)	(41,831)
Dividends on preferred shares	(1,225)	(1,228)
FFO attributable to common shareholders and unitholders	$(5,178)	$11,048
Termination fee income	—	(174)
Change in fair value of interest rate cap	—	(165)
Amortization of deferred financing costs	118	1,720
Company FFO attributable to common shareholders and unitholders	$(5,060)	$12,429

FFO per diluted common share and unit	$(0.09)	$0.20
Company FFO per diluted common share and unit	$(0.09)	$0.22

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	35,671	35,501
Weighted average OP units outstanding	20,119	20,218
Weighted average common shares and units outstanding	55,790	55,719

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

March 31, 2019

(In thousands)

	As of	As of
Debt Summary	March 31, 2019	December 31, 2018
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Right of use asset	$19,373	$—
Deferred expenses	12,641	9,621
Other assets	6,731	5,411
FF&E	4,861	5,299
Prepaid real estate taxes	4,334	2,680
Other prepaid expenses	2,884	3,605
Prepaid insurance	1,876	3,283
Total prepaid expenses, deferred expenses and other assets	$52,700	$29,899

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$24,013	$28,065
Accrued development expenditures	17,438	26,180
Dividends and distributions payable	15,668	15,758
Below-market leases	11,947	12,281
Accrued real estate taxes	10,760	14,108
Environmental reserve	9,477	9,477
Lease liability	8,368	—
Unearned tenant reimbursements	7,530	10,975
Prepaid rental income	6,773	4,021
Accrued interest	4,978	4,978
Deferred maintenance	1,722	1,722
Total accounts payable, accrued expenses and other liabilities	$118,674	$127,565

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

March 31, 2019

(In thousands, except per share amounts)

	Three Months Ended March 31,
Select Non-Cash Items	2019	2018
Straight-line rental income
Wholly-owned	$3,355	$2,453
Joint ventures	(375)	115
Total	$2,980	$2,568

Net amortization of above/below market rental income/expense
Wholly-owned	$104	$234
Joint ventures	97	(3)
Total	$201	$231

Amortization of deferred financing costs	$(118)	$(1,720)
Stock-based compensation expense	(1,532)	(869)

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25
Declaration date	February 25, 2019	February 20, 2018
Record date	March 29, 2019	March 30, 2018
Payment date	April 11, 2019	April 12, 2018

PROPERTY INFORMATION

Portfolio Overview

March 31, 2019

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of March 31, 2019:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	198	27	225

Total GLA	30,791	4,837	35,628
At share	30,791	2,419	33,210

Leased GLA	16,383	3,788	20,171
At share	16,383	1,893	18,276

Percentage leased	53.2%	78.3%	56.6%
At share	53.2%	78.3%	55.0%

Property Type

As of March 31, 2019, the portfolio included 117 properties characterized as attached to regional malls and 108 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of March 31, 2019:

	Number of	Leased	Annual Base
Property Type (1)	Properties	GLA	Rent ("ABR")	ABR PSF	Leased
Mall	117	9,530	$105,436	$11.06	51.7%
Shopping Center	108	8,748	85,034	9.72	59.1%
Total	225	18,278	$190,470	$10.42	55.0%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2019:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
Sears/Kmart (1)	70	8,152	44.6%	$31,746	16.7%	$3.89
In-place diversified, non-Sears leases	251	5,502	30.1%	74,692	39.2%	13.58
SNO diversified, non-Sears leases	174	4,623	25.3%	84,032	44.1%	18.18
Sub-total diversified, non-Sears leases	425	10,125	55.4%	158,724	83.3%	15.68
Total	495	18,277	100.0%	$190,470	100.0%	$10.42

(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and Original JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2019

(In thousands, except number of leases and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2019:

(dollars in thousands)
Tenant	Number of Leases	Annual Rent	% of Total Annual Rent	Concepts/Brands
Sears/Kmart (1)	70	$31,746	16.7%	Sears, Sears Auto Center, Kmart
Dave & Busters	10	8,383	4.4%
Round One Entertainment	8	7,738	4.1%
Dick's Sporting Goods	8	6,604	3.5%
At Home	11	6,592	3.5%
24 Hour Fitness	7	6,405	3.4%
Burlington Stores	10	6,195	3.3%
Ross Dress For Less	15	5,512	2.9%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	2.6%
Nordstrom Rack	6	4,385	2.3%
Equinox Fitness	17	4,302	2.3%	Equinox, Blink Fitness
AMC	3	4,202	2.2%
Primark	3	3,925	2.1%
Floor & Décor	3	3,082	1.6%
Hobby Lobby	5	2,694	1.4%
Bed Bath & Beyond	6	2,491	1.3%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, Christmas Tree Shops andThat!
TJX	9	2,353	1.2%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Petsmart	4	2,012	1.1%

(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and Original JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

March 31, 2019

(In thousands, except number of properties and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of March 31, 2019:

(in thousands except property count and PSF data)
State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
California	39	$34,467	18.1%	$7.81
Florida	25	30,587	16.1%	16.34
New York	11	11,538	6.1%	18.76
Texas	15	11,387	6.0%	8.89
Illinois	10	10,760	5.6%	11.67
New Jersey	5	8,811	4.6%	15.51
Pennsylvania	6	7,248	3.8%	12.20
Puerto Rico	6	6,874	3.6%	7.60
Virginia	5	5,733	3.0%	12.22
Michigan	10	4,304	2.3%	7.23
Total Top 10	132	$131,709	69.2%	$10.76
Other (1)	93	58,761	30.8%	9.73
Total	225	$190,470	100.0%	$10.42

(1)	Includes 37 states

PROPERTY INFORMATION

Leasing Activity

March 31, 2019

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through March 31, 2019, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 2016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Q4 2017	23	872	14,827	17.00	21	868	14,669	16.90	3.8	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
Q1 2018	20	391	7,915	20.24	19	389	7,891	20.29	4.1	x
Q2 2018	42	714	10,709	15.00	42	714	10,709	15.00	3.7	x
Q3 2018	22	546	7,487	13.71	18	529	7,012	13.26	3.8	x
Q4 2018	30	664	13,930	20.98	29	659	13,749	20.86	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
Q1 2019	29	365	10,972	30.06	26	343	10,598	30.90	4.1	x
Total Retail	311	7,510	$136,980	$18.24	285	7,122	$130,688	$18.35	4.1	x
Other (1)	5	740	5,156
Total	316	8,250	$142,136

(1)	Includes certain self storage, auto dealership, office and ground leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from December 31, 2018 to March 31, 2019, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of		Total
	SNO Leases	GLA	ABR	ABR PSF
As of December 31, 2018	170	4,852	$83,297	$17.17
Opened	(23)	(517)	(9,221)	17.84
Sold / contributed to JVs / terminated	(2)	(77)	(1,016)	13.19
Signed	29	365	10,972	30.06
As of March 31, 2019	174	4,623	$84,032	$18.18

PROPERTY INFORMATION

Redevelopment Projects

March 31, 2019

(In thousands, except number of projects)

Below is a summary of the Company’s announced development activity from inception through March 31, 2019, presented at 100% share and including certain assets that have been monetized through sale or joint venture:

(in millions)
				Total				Estimated
	Number	Project	Percentage	Estimated	Spent	Projected Annual Income (2)		Incremental
Project Status	of Projects	Square Feet	Leased	Project Costs (1)	To Date	Total	Incremental	Yield (3)
Complete	17	1.6	95%	$ 135 - 140	$124
Substantially Complete / Delivered to Tenant(s)	25	2.8	78%	345 - 370	244
Underway	30	4.3	56%	820 - 850	229
Announced	9	1.2	57%	200 - 215	16
Current Projects	81	9.9	69%	$ 1,500 - 1,575	$613	$ 204 - 212	$ 162 - 169	10.3 - 11.3%
Acquired	15			64
Sold	3			16
Total Projects	99			$ 1,580 - 1,655

(1)	Total estimated project costs include aggregate termination fees of approximately $81.0 million to recapture 100% of certain properties.
(2)	Projected annual income is based on assumptions for stabilized rents to be achieved at space under redevelopment. There can be no assurance that stabilized rent targets will be achieved
(3)	Projected incremental annual income divided by total estimated project costs.

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

March 31, 2019

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and Escape Room	29,100	Complete
Merrillville, IN	Termination property; redevelop existing store for At Home and small shop retail	132,000	Complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Complete
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Complete
Rehoboth Beach, DE	Partial recapture; redevelop existing store for andThat! and PetSmart	56,700	Complete
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City, Blink Fitness and additional retail	144,400	Complete
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Complete
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness, Capri and additional retail and restaurants	56,100	Complete
Westwood, TX	Termination property; site has been leased to Sonic Automotive and will be repurposed as an auto dealership	213,600	Complete
Florissant, MO	Site densification; new outparcel for Chick-fil-A	5,000	Complete
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially Complete
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart, Ross Dress for Less and Five Below	92,500	Substantially Complete
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Substantially Complete
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger grocery store	107,200	Delivered to Tenant(s)
New Iberia, LA	Termination property; redevelop existing store for Ross Dress for Less, Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Delivered to Tenant(s)
Hopkinsville, KY	Termination property; redevelop existing store for Bargain Hunt, Farmer's Furniture, Harbor Freight Tools and small shop retail	87,900	Delivered to Tenant(s)
Mt. Pleasant, PA	Termination property; redevelop existing store for Aldi, Big Lots and additional retail	86,300	Delivered to Tenant(s)
Gainesville, FL	Termination property; repurpose existing store as office space for Florida Clinical Practice Association / University of Florida College of Medicine	139,100	Delivered to Tenant(s)
Layton, UT	Termination property; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage; existing tenants include Vasa Fitness and small shop retail	172,100	Delivered to Tenant(s)
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and additional small shop retail	17,300	Underway	Q2 2019
Houston, TX	100% recapture; entered into ground lease with adjacent mall with potential to participate in future redevelopment	214,400	Underway	Q2 2019
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Underway	Q3 2019
Ft. Wayne, IN	Site densification (project expansion); new outparcels for BJ's Brewhouse, Chick-fil-A and Portillo's	20,100	Underway	Q4 2019
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional retail	15,400	Sold
Hampton, VA	Site densification; new outparcel for Chick-fil-A	2,200	Sold

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

March 31, 2019

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and 5.11 Tactical to join existing tenant, Ulta Beauty	90,000	Complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Complete
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	111,300	Complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Substantially Complete
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Decor, Orchard Supply Hardware, LongHorn Steakhouse, Mission BBQ, Olive Garden and additional small shop retail and restaurants	139,200	Substantially Complete
Paducah, KY	Termination property; redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	102,300	Substantially Complete
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Marshall's, Orangetheory Fitness, Outback Steakhouse, Core Life Eatery and additional small shop retail	133,400	Substantially Complete
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Substantially Complete
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants (note: contributed to Cockeysville JV in Q1 2019)	83,500	Substantially Complete
Warwick, RI	Termination property (project expansion); redevelop existing store and detached auto center for At Home, BJ's Brewhouse, Raymour & Flanigan, additional retail and restaurants	190,700	Substantially Complete
Salem, NH	Densify site with new theatre for Cinemark and recapture and repurpose auto center for restaurant space to join existing tenant Dick's Sporting Goods	71,200	Delivered to Tenant(s)
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, Lazy Dog Restaurant & Bar, additional junior anchors and restaurants	110,300	Delivered to Tenant(s)
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Delivered to Tenant(s)
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join existing tenant, Aldi	88,400	Delivered to Tenant(s)
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and Ross Dress for Less	79,800	Delivered to Tenant(s)
North Miami, FL	100% recapture; redevelop existing store for Burlington Stores, Michael's and Ross Dress for Less	124,300	Underway	Q2 2019
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Underway	Q2 2019
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Blink Fitness, Round One, additional junior anchors, small shop retail and restaurants	103,900	Underway	Q2 2019
Olean, NY	Termination property (project expansion); redevelop existing store for Marshall's, Ollie's Bargain Basement and additional retail	125,700	Underway	Q2 2019
West Jordan, UT	Termination property (project expansion); redevelop existing store and attached auto center for At Home, Burlington Stores and additional retail	190,300	Underway	Q2 2019
Las Vegas, NV	Partial recapture; redevelop existing store for Round One and additional retail	78,800	Underway	Q3 2019
Roseville, MI	Termination property (project expansion); redevelop existing store for At Home, Hobby Lobby, Chick-fil-A and additional retail	369,800	Underway	Q3 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
March 31, 2019

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Warrenton, VA	Termination property; redevelop existing store for HomeGoods and retail uses	97,300	Underway	Q3 2019
Yorktown Heights, NY	Partial recapture; redevelop existing store for 24 Hour Fitness and retail uses	85,200	Underway	Q4 2019
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q4 2019
Chicago, IL (Kedzie)	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts, Five Below, Blink Fitness and additional retail	123,300	Underway	Q4 2019
El Paso, TX	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts and additional retail	114,700	Underway	Q4 2019
Pensacola, FL	Termination property; redevelop existing store for BJ's Wholesale, additional retail and restaurants	134,700	Underway	Q1 2020
Fresno, CA	Partial recapture, redevelop existing store and detached auto center for Ross Dress for Less, dd's Discounts and additional retail	78,300	Q2 2019	Q1 2020
Vancouver, WA	Partial recapture; redevelop existing store for Round One, Hobby Lobby and additional retail and restaurants	72,400	Q2 2019	Q2 2020
Manchester, NH	Termination property; redevelop existing store for Dick's Sporting Goods, Dave & Busters, additional retail and restaurants	117,700	Q3 2019	Q3 2020
Merced, CA	Termination property; redevelop existing store for Burlington Stores and additional retail	92,600	Q3 2019	Q1 2021
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	62,200	Sold
Saugus, MA	Partial recapture; redevelop existing store and detached auto center (note: temporarily postponed while the Company identifies a new lead tenant)	99,000	To be determined

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

March 31, 2019

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar and additional junior anchors, restaurants and small shop retail	135,200	Complete
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse, Verizon and additional small shop retail and restaurants	142,400	Complete
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for buybuyBaby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail (note: contributed to West Hartford JV in Q2 2018)	147,600	Substantially Complete
Wayne, NJ	Partial recapture (project expansion); redevelop existing store and detached auto center for Cinemark, Dave & Busters and additional junior anchors and restaurants (note: contributed to GGP II JV in Q3 2017)	156,700	Delivered to Tenant(s)
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less, Gold's Gym and additional retail	163,800	Delivered to Tenant(s)
Greendale, WI	Termination property; redevelop existing store and attached auto center for Dick's Sporting Goods, Golf Galaxy, Round One, TJ Maxx, additional retail and restaurants	223,800	Delivered to Tenant(s)
Watchung, NJ	100% recapture; demolish full-line store and detached auto center and construct new buildings for Cinemark, HomeSense, Sierra Trading Post, Ulta Beauty, Chick-fil-A, small shop retail and additional restaurants	126,700	Underway	Q2 2019
Austin, TX	100% recapture (project expansion); redevelop existing store for AMC Theatres, additional junior anchors and restaurants	177,400	Underway	Q3 2019
El Cajon, CA	100% recapture; redevelop existing store and auto center for Ashley Furniture, Bob's Discount Furniture, Burlington Stores and additional retail and restaurants; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage	242,700	Underway	Q3 2019
Anchorage, AK	100% recapture; redevelop existing store for Guitar Center, Safeway, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Underway	Q4 2019
Aventura, FL	100% recapture; demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of experiential shopping, dining and entertainment concepts alongside a treelined esplanade and activated plazas	216,600	Underway	Q4 2019
East Northport, NY	Termination property; redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, additional junior anchors and small shop retail	179,700	Underway	Q4 2019
Reno, NV	100% recapture; redevelop existing store and auto center for Round One and additional retail	169,800	Underway	Q4 2019
San Diego, CA	100% recapture; redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail space leased to Equinox Fitness and a premier mix of experiential shopping, dining, and entertainment concepts (note: contributed to UTC JV in Q2 2018)	206,000	Underway	Q4 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space (note: contributed to Mark 302 JV in Q1 2018)	96,500	Underway	Q4 2019
Tucson, AZ	100% recapture; redevelop existing store and auto center for Round One and additional retail	224,300	Underway	Q4 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
March 31, 2019

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Fairfield, CA	100% recapture (project expansion); redevelop existing store and auto center for Dave & Busters, AAA Auto Repair Center and additional retail	146,500	Underway	Q1 2020
Plantation, FL	100% recapture (project expansion); redevelop existing store and auto center for GameTime, Powerhouse Gym, Lazy Dog Restaurant & Bar, additional retail and restaurants	184,400	Underway	Q1 2020
Roseville, CA	Termination property (project expansion): redevelop existing store and auto center for Cinemark, Round One, AAA Auto Repair Center, additional retail and restaurants	147,400	Underway	Q2 2020
San Antonio, TX	Termination property (project expansion); redevelop existing store for Bed Bath & Beyond, buybuyBaby, Tru Fit, additional retail and health & wellness to complement repurposed auto center occupied by Orvis, Jared's Jeweler and Shake Shack	215,900	Q2 2019	Q2 2020
Hialeah, FL	100% recapture (project expansion); redevelop existing store and auto center for Paragon Theaters, Ulta Beauty, Five Below, Panera Bread and additional retail and restaurants	158,100	Q2 2019	Q2 2021
Orland Park, IL	100% recapture; redevelop existing store for AMC Theatres, 24 Hour Fitness, additional retail and restaurants	181,900	Q3 2019	Q4 2020
Asheville, NC	100% recapture; redevelop existing store and auto center for Alamo Drafthouse, restaurants and small shop retail	110,600	Q4 2019	Q2 2021

PROPERTY INFORMATION

Termination Properties

March 31, 2019

Under the terms of the Holdco Master Lease, Holdco has the right, at any time, to terminate any property upon the payment of a termination fee equal to one year of base rent plus annual taxes and other operating expenses.  Additionally, beginning in the second year of the term of the Holdco Master Lease, Holdco has the right to terminate without payment of a termination fee: (i) up to 16 properties in the second year, (ii) up to 12 properties in the third year, (iii) up to 10 properties in the fourth year, and (iv) thereafter, the remaining properties, in each instance with carry over rights if less than the maximum permitted number of properties are terminated in any lease year.  As of March 31, 2019, Holdco had not exercised any of its termination rights under the Holdco Master Lease.

The table below includes the 87 properties at which Sears Holdings had exercised its termination rights under the Original Master Lease prior to its rejection on March 12, 2019:

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Antioch, CA	95,200	August 2018	December 2018
Columbus, MS	117,100	August 2018	December 2018
Dayton, OH	148,800	August 2018	December 2018	Q2 2017
Flagstaff, AZ	66,200	August 2018	December 2018
Ft. Wayne, IN	213,600	August 2018	December 2018	Q3 2016 / Q3 2017
Jackson, MI	144,200	August 2018	December 2018
Manchester, NH	135,100	August 2018	December 2018	Q4 2018
Salem, NH	119,000	August 2018	December 2018	Q4 2017
Savannah, GA	155,700	August 2018	December 2018
Scott Depot, WV	89,800	August 2018	December 2018	Sold
Steger, IL	87,400	August 2018	December 2018
Victor, NY	115,300	August 2018	December 2018
West Jordan, UT	117,300	August 2018	December 2018	Q3 2016 / Q3 2018
Chesapeake, VA	169,400	June 2018	November 2018
Clay, NY	138,000	June 2018	November 2018
Havre, MT	94,700	June 2018	November 2018	Sold
Newark, CA	145,800	June 2018	November 2018
Oklahoma City, OK	173,700	June 2018	November 2018	Q3 2017
Troy, MI	271,300	June 2018	November 2018	Q3 2016
Virginia Beach, VA	86,900	June 2018	November 2018	Q3 2015
Madison, WI	88,100	June 2018	October 2018	Q2 2016
Thousand Oaks, CA	50,300	June 2018	October 2018	Q3 2015
Cedar Rapids, IA	141,100	April 2018	August 2018
Citrus Heights, CA	280,700	April 2018	August 2018
Gainesville, FL	140,500	April 2018	August 2018	Q2 2018
Maplewood, MN	168,500	April 2018	August 2018
Pensacola, FL	212,300	April 2018	August 2018	Q2 2018
Rochester, NY	128,500	April 2018	August 2018
Roseville, CA	121,000	April 2018	August 2018	Q2 2017 / Q1 2018
San Antonio, TX	187,800	April 2018	August 2018	Q4 2015
Warrenton, VA	113,900	April 2018	August 2018	Q1 2018
Westwood, TX	215,000	June 2017	January 2018 (1)	Q3 2018
Friendswood, TX	166,000	June 2017	November 2017 (1)
Albany, NY	216,200	June 2017	October 2017	Q1 2016
Burnsville, MN	161,700	June 2017	October 2017
Chicago, IL (N Harlem)	293,700	June 2017	October 2017
Cockeysville, MD	83,900	June 2017	October 2017	Q1 2017
East Northport, NY	187,000	June 2017	October 2017	Q2 2017
Greendale, WI	238,400	June 2017	October 2017	Q4 2017
Hagerstown, MD	107,300	June 2017	October 2017	Q1 2016 / Sold
Johnson City, NY	155,100	June 2017	October 2017
Lafayette, LA	194,900	June 2017	October 2017
Mentor, OH	208,700	June 2017	October 2017
Middleburg Heights, OH	351,600	June 2017	October 2017

PROPERTY INFORMATION

Termination Properties (cont’d)
March 31, 2019

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Olean, NY	75,100	June 2017	October 2017	Q1 2017
Overland Park, KS	215,000	June 2017	October 2017
Roseville, MI	277,000	June 2017	October 2017	Q3 2016
Sarasota, FL	204,500	June 2017	October 2017
Toledo, OH	209,900	June 2017	October 2017
Warwick, RI	169,200	June 2017	October 2017	Q3 2016 / Q3 2017
York, PA	82,000	June 2017	October 2017	Sold
Chapel Hill, OH	187,179	January 2017	April 2017
Concord, NC	137,499	January 2017	April 2017
Detroit Lakes, MN	79,102	January 2017	April 2017
El Paso, TX	103,657	January 2017	April 2017	Q2 2018
Elkins, WV	94,885	January 2017	April 2017	Sold
Henderson, NV	122,823	January 2017	April 2017	Q1 2017
Hopkinsville, KY	70,326	January 2017	April 2017	Q1 2018
Jefferson City, MO	92,016	January 2017	April 2017	Q2 2017
Kenton, OH	96,066	January 2017	April 2017
Kissimmee, FL	112,505	January 2017	April 2017
Layton, UT	90,010	January 2017	April 2017	Q3 2018
Leavenworth, KS	76,853	January 2017	April 2017	Sold
Mt. Pleasant, PA	83,536	January 2017	April 2017	Q2 2018
Muskogee, OK	87,500	January 2017	April 2017	Sold
Owensboro, KY	68,334	January 2017	April 2017	Sold
Paducah, KY	108,244	January 2017	April 2017	Q3 2017
Platteville, WI	94,841	January 2017	April 2017	Sold
Riverside, CA (Iowa Ave.)	94,500	January 2017	April 2017
Sioux Falls, SD	72,511	January 2017	April 2017	Sold
Alpena, MI	118,200	September 2016	January 2017
Chicago, IL (S Kedzie)	118,800	September 2016	January 2017	Q3 2018
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Deming, NM	96,600	September 2016	January 2017
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Harlingen, TX	91,700	September 2016	January 2017	Sold
Houma, LA	96,700	September 2016	January 2017	Sold
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Manistee, MI	87,800	September 2016	January 2017
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Riverton, WY	94,800	September 2016	January 2017	Sold
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Sierra Vista, AZ	86,100	September 2016	January 2017	Sold
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Yakima, WA	97,300	September 2016	January 2017	Sold
Total square feet	11,728,387

(1)	The Company and Sears Holdings agreed to extend occupancy beyond October 2017 under the existing Master Lease terms.

PROPERTY INFORMATION

Joint Venture Properties

March 31, 2019

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	145,900	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	107,200	27.4%
3	Coastland Center	Naples	FL	GGP II JV	81,000	33.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	109,400	0.0%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,400	74.9%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,600	77.7%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,400	100.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	100.0%
9	Alderwood	Lynnwood	WA	GGP I JV	88,800	27.7%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	100.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	100.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	100.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	100.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	100.0%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

March 31, 2019

Macerich Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	70,700	100.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	100.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	100.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,200	100.0%
5	Danbury Fair	Danbury	CT	Macerich JV	89,200	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	97,500	100.0%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	100.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	100.0%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.

Invesco Real Estate Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	48,200	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,200	48.1%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.

First Washington Joint Venture

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,800	86.7%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.

Greenberg Gibbons Joint Venture

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	126 Shawan Road	Cockeysville	MD	Cockeysville JV	68,600	33.8%

(1)	Based on signed leases as of March 31, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,600	81.4%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	X	177,100	94.2%	15
4	4800 North US Highway 89	Flagstaff	AZ	Mall		66,200	0.0%	7
5	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	9.8%	11
6	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
7	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	8.3%	10
8	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,200	100.0%	11
9	3400 Gateway Boulevard	Prescott	AZ	Mall	X	102,300	100.0%	10
10	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	0.0%	7
11	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	23.1%	20
12	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	0.0%	14
13	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
14	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,000	91.6%	8
15	20700 South Avalon Boulevard	Carson	CA	Mall		182,900	83.7%	13
16	565 Broadway	Chula Vista	CA	Mall	X	250,100	100.0%	16
17	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
18	912 County Line Road	Delano	CA	Freestanding		86,100	0.0%	6
19	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	76.6%	22
20	3751 South Dogwood Road	El Centro	CA	Mall		139,700	37.7%	14
21	1420 Travis Boulevard	Fairfield	CA	Mall		169,500	26.6%	9
22	5901 Florin Road	Florin	CA	Shopping Center		272,700	4.4%	20
23	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	X	216,700	97.0%	13
24	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	X	94,800	100.0%	8
25	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	38.9%	10
26	5080 East Montclair Plaza Lane	Montclair	CA	Mall	X	174,700	100.0%	3
27	22550 Town Circle	Moreno Valley	CA	Mall	X	169,400	100.0%	11
28	6000 Mowry Avenue	Newark	CA	Mall		145,800	17.1%	10
29	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	X	161,900	100.0%	4
30	72880 Highway 111	Palm Desert	CA	Mall	X	136,500	100.0%	8
31	1855 Main Street	Ramona	CA	Shopping Center	X	107,500	94.6%	10
32	5261 Arlington Avenue	Riverside	CA	Freestanding	X	214,200	100.0%	19
33	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
34	1191 Galleria Boulevard	Roseville	CA	Mall		131,500	89.9%	9
35	1700 North Main Street	Salinas	CA	Mall	X	133,000	100.0%	10
36	100 Inland Center	San Bernardino	CA	Mall	X	264,700	100.0%	22

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	1178 El Camino Real	San Bruno	CA	Mall	X	276,900	100.0%	13
38	2180 Tully Road	San Jose	CA	Mall	X	262,500	100.0%	22
39	200 Town Center East	Santa Maria	CA	Mall	X	108,600	100.0%	5
40	895 Faulkner Road	Santa Paula	CA	Freestanding	X	71,300	100.0%	10
41	40710 Winchester Road	Temecula	CA	Mall	X	120,100	94.8%	10
42	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		164,000	69.3%	11
43	3295 East Main Street	Ventura	CA	Mall	X	178,600	100.0%	2
44	1209 Plaza Drive	West Covina	CA	Mall	X	142,000	100.0%	16
45	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
46	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	7.8%	8
47	1400 East 104th Avenue	Thornton	CO	Shopping Center		186,800	30.5%	25
48	850 Hartford Turnpike	Waterford	CT	Mall		149,200	0.0%	11
49	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	X	123,300	100.0%	13
50	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
51	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	X	82,900	100.0%	9
52	27001 U.S. 19 North	Clearwater	FL	Mall		211,300	41.5%	14
53	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	0.0%	13
54	4125 Cleveland Avenue	Ft. Myers	FL	Mall	X	146,800	100.0%	12
55	6201 West Newberry Road	Gainesville	FL	Mall		139,100	100.0%	8
56	1675 West 49th Street	Hialeah	FL	Mall	X	197,500	86.7%	8
57	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
58	2211 West Vine Street	Kissimmee	FL	Shopping Center		148,900	24.4%	14
59	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	0.0%	12
60	1050 South Babcock Street	Melbourne	FL	Freestanding		102,600	0.0%	14
61	19505 Biscayne Boulevard	Miami	FL	Mall		216,600	32.3%	12
62	20701 Southwest 112th Avenue	Miami	FL	Mall	X	170,100	100.0%	15
63	10700 Biscayne Boulevard	North Miami	FL	Freestanding		119,900	95.0%	11
64	3100 Southwest College Road	Ocala	FL	Mall		146,200	0.0%	12
65	380 Blanding Boulevard	Orange Park	FL	Shopping Center		87,400	100.0%	9
66	3111 East Colonial Drive	Orlando	FL	Mall		130,400	92.3%	18
67	733 North Highway 231	Panama City	FL	Mall		139,300	0.0%	15
68	7171 North Davis Highway	Pensacola	FL	Shopping Center		126,700	80.3%	15
69	8000 West Broward Boulevard	Plantation	FL	Mall		184,300	60.0%	18
70	8201 South Tamiami Trail	Sarasota	FL	Mall		204,500	0.0%	15
71	4501 66th Street North	St. Petersburg	FL	Freestanding	X	120,600	100.0%	11
72	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		147,800	98.9%	14

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	7810 Abercorn Street	Savannah	GA	Mall		167,300	6.9%	15
74	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4
75	1501 Highway 169 North	Algona	IA	Freestanding	X	99,300	100.0%	7
76	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12
77	1405 South Grand Avenue	Charles City	IA	Freestanding	X	96,600	100.0%	11
78	2307 Superior Street	Webster City	IA	Shopping Center		40,800	0.0%	4
79	460 North Milwaukee Street	Boise	ID	Mall		123,600	0.0%	8
80	4730 West Irving Park Road	Chicago	IL	Freestanding		356,700	10.7%	6
81	1601 North Harlem Avenue	Chicago	IL	Freestanding		293,700	12.9%	7
82	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		129,300	68.9%	9
83	17550 Halsted Street	Homewood	IL	Shopping Center		196,100	100.0%	19
84	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	18.6%	17
85	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
86	7503 West Cermak Road	North Riverside	IL	Mall	X	202,500	93.6%	13
87	2 Orland Square Drive	Orland Park	IL	Mall		160,000	52.4%	16
88	2500 Wabash Avenue	Springfield	IL	Shopping Center		131,400	83.3%	14
89	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
90	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
91	4201 Coldwater Road	Ft. Wayne	IN	Mall		93,400	53.7%	15
92	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	87.1%	17
93	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	5.6%	19
94	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		92,900	69.5%	13
95	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
96	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
97	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		114,600	100.0%	12
98	200 Grossman Drive	Braintree	MA	Shopping Center		89,700	94.8%	34
99	1325 Broadway	Saugus	MA	Mall	X	210,800	68.8%	16
100	15700 Emerald Way	Bowie	MD	Shopping Center		131,500	5.7%	11
101	3207 Solomons Island Road	Edgewater	MD	Shopping Center	X	117,100	100.0%	14
102	417 Main Street	Madawaska	ME	Shopping Center		49,700	0.0%	2
103	2355 US Highway 23 South	Alpena	MI	Freestanding		118,200	0.0%	12
104	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center		152,700	5.6%	15
105	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	1.3%	17
106	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
107	32123 Gratiot Avenue	Roseville	MI	Mall		276,300	69.2%	21
108	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	22801 Harper Avenue	St. Clair Shores	MI	Freestanding		103,000	100.0%	11
110	300 West 14 Mile Road	Troy	MI	Mall		384,100	27.0%	30
111	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		99,400	100.0%	12
112	14250 Buck Hill Road	Burnsville	MN	Mall		161,700	0.0%	15
113	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center		87,100	0.0%	15
114	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
115	425 Rice Street	St. Paul	MN	Freestanding		217,900	0.7%	17
116	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding		75,000	100.0%	6
117	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	17.2%	11
118	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
119	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
120	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
121	1 South Tunnel Road	Asheville	NC	Mall		110,600	40.7%	16
122	545 Concord Parkway North	Concord	NC	Shopping Center		171,300	19.7%	26
123	1302 Bridford Parkway	Greensboro	NC	Shopping Center		178,500	78.4%	16
124	1 20th Avenue Southeast	Minot	ND	Shopping Center	X	110,400	100.0%	13
125	4700 2nd Avenue	Kearney	NE	Freestanding		80,000	81.1%	8
126	1500 South Willow Street	Manchester	NH	Mall		114,100	70.5%	11
127	310 Daniel Webster Highway	Nashua	NH	Mall	X	167,100	100.0%	7
128	50 Fox Run Road	Portsmouth	NH	Mall		127,100	0.0%	13
129	77 Rockingham Park Boulevard	Salem	NH	Mall		207,200	59.4%	14
130	1500 Highway 35	Middletown	NJ	Freestanding		191,100	100.0%	23
131	1640 Route 22	Watchung	NJ	Freestanding		116,400	86.9%	19
132	1205 East Pine Street	Deming	NM	Freestanding		96,600	0.0%	10
133	10405 South Eastern Avenue	Henderson	NV	Shopping Center		143,500	100.0%	12
134	4000 Meadows Lane	Las Vegas	NV	Mall	X	150,200	72.3%	11
135	5400 Meadowood Mall Circle	Reno	NV	Mall		183,700	22.5%	3
136	1425 Central Avenue	Albany	NY	Mall		277,900	18.6%	21
137	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
138	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	92.7%	18
139	195 North Broadway	Hicksville	NY	Freestanding		284,800	34.3%	30
140	601 Harry L Drive	Johnson City	NY	Mall		155,100	0.0%	11
141	2801 West State Street	Olean	NY	Freestanding		118,000	46.9%	13
142	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
143	171 Delaware Avenue	Sidney	NY	Shopping Center	X	94,400	100.0%	19
144	200 Eastview Mall	Victor	NY	Mall		123,000	0.0%	14

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	24.1%	12
146	4100 Belden Village Avenue Northwest	Canton	OH	Mall	X	219,400	100.0%	19
147	2000 Brittain Road	Chapel Hill	OH	Mall		193,100	0.0%	21
148	2700 Miamisburg Centerville Road	Dayton	OH	Mall		192,500	7.0%	16
149	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
150	502 Pike Street	Marietta	OH	Freestanding	X	87,500	100.0%	7
151	7875 Johnnycake Ridge Road	Mentor	OH	Mall		208,700	0.0%	20
152	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		351,600	0.0%	15
153	1447 North Main Street	North Canton	OH	Shopping Center	X	87,100	100.0%	9
154	555 South Avenue	Tallmadge	OH	Freestanding	X	84,200	100.0%	8
155	3408 West Central Avenue	Toledo	OH	Shopping Center		209,900	0.0%	11
156	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,700	22.4%	24
157	3132 East 51st Street	Tulsa	OK	Freestanding		87,200	100.0%	9
158	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	31.2%	12
159	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center		117,800	0.0%	3
160	3975 Columbia Avenue	Columbia	PA	Shopping Center	X	86,700	100.0%	8
161	160 North Gulph Road (4)	King Of Prussia	PA	Mall		210,900	100.0%	14
162	1745 Quentin Road	Lebanon	PA	Shopping Center	X	117,200	100.0%	15
163	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		83,500	69.9%	10
164	400 North Best Avenue	Walnutport	PA	Freestanding	X	121,200	100.0%	16
165	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	115,200	100.0%	10
166	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
167	Avenue 65 Infanteria	Carolina	PR	Mall	X	198,000	100.0%	11
168	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	X	219,200	94.5%	18
169	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
170	2643 Ponce Bypass	Ponce	PR	Shopping Center	X	126,900	100.0%	9
171	650 Bald Hill Road	Warwick	RI	Shopping Center		211,700	96.5%	20
172	3801B Clemson Boulevard	Anderson	SC	Shopping Center		117,100	100.0%	12
173	7801 Rivers Avenue	Charleston	SC	Mall		127,500	46.8%	14
174	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	0.0%	12
175	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	86.2%	11
176	12625 North Interstate Highway 35	Austin	TX	Shopping Center		172,000	26.2%	25
177	3450 West Camp Wisdom Road	Dallas	TX	Mall		205,300	0.0%	13
178	9484 Dyer Street	El Paso	TX	Freestanding		112,000	54.0%	11
179	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
180	303 Memorial City	Houston	TX	Mall		214,400	100.0%	20

PROPERTY INFORMATION

Wholly Owned Properties

March 31, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
181	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
182	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	0.0%	12
183	2501 Irving Mall	Irving	TX	Mall		84,500	29.2%	18
184	201 Central Park Mall	San Antonio	TX	Freestanding		198,900	71.3%	15
185	4000 North Shepherd	Shepherd	TX	Freestanding	X	201,700	100.0%	12
186	13131 Preston Road	Valley View	TX	Mall		235,000	2.5%	23
187	9570 Southwest Freeway	Westwood	TX	Freestanding		213,600	100.0%	18
188	2010 North Main Street	Layton	UT	Shopping Center		176,800	89.6%	14
189	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		190,300	96.3%	12
190	5901 Duke Street	Alexandria	VA	Mall	X	262,100	100.0%	18
191	1401 Greenbrier Parkway	Chesapeake	VA	Mall		169,400	0.0%	15
192	12000 Fair Oaks Mall	Fairfax	VA	Mall		220,200	33.6%	15
193	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14
194	141 West Lee Highway	Warrenton	VA	Shopping Center		86,100	25.4%	9
195	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		267,400	0.0%	15
196	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall		129,700	77.0%	10
197	5200 South 76th Street	Greendale	WI	Mall		187,400	75.5%	21
198	53 West Towne Mall	Madison	WI	Mall		142,400	38.1%	18
	Total - Wholly-Owned Properties					30,791,100	53.2%	2,610

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease.
(3)	Based on signed leases as of March 31, 2019.
(4)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Original Master Lease and Holdco Master Lease with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings and Holdco space to be recaptured.

Annualized Total NOI is a forward-looking non-GAAP measure for which the Company does not believe it can provide reconciling information to a corresponding forward-looking GAAP measure without unreasonable effort.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring and personnel costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

DISCLOSURES

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our relatively limited history as an operating company.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings and Holdco.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com